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                                 UNITED STATES
                       SECURITES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):    June 5, 2001

                         Commission File No. 000-24657


                            MANNATECH, INCORPORATED
            (Exact Name of Registrant as Specified in its Charter)


             Texas                                                75-2508900
(State or other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)


                         600 S. Royal Lane, Suite 200
                                Coppell, Texas
                                     75019
         (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area Code:  (972) 471-7400
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Item 5.  Other Events

     On June 4, 2001, Mr. Charles E. Fioretti resigned as the Chairman of the Board and as an employee of Mannatech. Mr. Fioretti will however, continue to serve as a director on Mannatech's Board of Directors. On June 4, 2001, the Board of Directors accepted Mr. Fioretti's resignation and as a result, Mannatech entered into a Separation Agreement and Full and Final Release (the "Separation Agreement") with Mr. Fioretti. Under the terms of the Separation Agreement, Mannatech agreed to pay Mr. Fioretti $600,000 on June 11, 2001 and June 4, 2002, respectively. In addition, on June 4, 2001, Mr. Fioretti will sell 50,000 shares of his common stock to Mannatech at a price of $1.45 per share, which was the closing price on June 4, 2001. The Lock-up Agreement dated August 8, 2000 with Mr. Fioretti will continue; however, the terms of the Renewal and Extension Promissory Note with Mr. Fioretti dated February 17, 1999 will be modified to continue to accrue interest at 6.0%, with the remaining principal of $127,121.47 plus accrued interest due the earlier of (i) February 17, 2011 or
(ii) thirteen days after the date in which Mr. Fioretti no longer owns at least 100,000 shares of Mannatech's common stock.

     Forward-Looking Statements

     Some of our statements contained in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to certain events, risk and uncertainties that may be outside our control. These forward-looking statements include statements of future events and projections. In some cases, forward-looking statements may be identified by terminology such as "may", "could", "would", "feels", "believes", "continue" or the negative of such terms and other comparable terminology. Although we believe that the expectations and beliefs reflected in the forward-looking statements are reasonable, we cannot guarantee future events or beliefs. Actual results, plans and developments could materially differ from those expressed in or implied by such statements due to a number of factors. Investors should be cautious when considering these forward-looking statements to keep in mind the various risk factors and any other cautionary statements made, as these forward-looking statements speak only as of the date they were made.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              99.1 Separation Agreement and Full and Final Release dated June 4, 2001 by Mannatech, Incorporated and
                     Mr. Charles E. Fioretti.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          MANNATECH, INCORPORATED


                                             /s/ Robert M. Henry
                                            ------------------------------------
Date: June 11, 2001                              Name:  Robert M. Henry
                                                 Title:  Chief Executive Officer
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                                 Exhibit Index
                                 -------------

99.1 Separation Agreement and Full and Final Release dated June 4, 2001 by Mannatech, Incorporated and Mr. Charles E. Fioretti.